MERCER FUNDS

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2013

The date of this Supplement is August 15, 2013.

Mercer Investment Management, Inc. has decided to terminate MacKay Shields LLC (“MacKay”) as a subadviser to the Mercer Core Fixed Income Fund, effective August 21, 2013.  The following changes are made in the prospectuses of the Class S Shares Prospectus and of the Class Y Shares Prospectus of Mercer Funds:

The information relating to MacKay, located on page 48 and pages 87-88 of the Class S Shares Prospectus and on page 48 and page 88 of the Class Y Shares Prospectus, is deleted in its entirety.

MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2013

The date of this Supplement is August 15, 2013.

Mercer Investment Management, Inc. has decided to terminate MacKay Shields LLC (“MacKay”) as subadviser to the Mercer Core Fixed Income Fund, effective August 21, 2013.  The following changes are made in the Statement of Additional Information of Mercer Funds:

1.	In the section entitled “Subadvisors and Portfolio Managers,” the information relating to MacKay located on page 47 is deleted in its entirety.

2.	In Appendix B, entitled “Proxy Voting Policies,” the proxy policy relating to MacKay beginning on page B-187 is deleted in its entirety.

3.	In Appendix C, entitled “Additional Information about the Funds’ Portfolio Managers,” the information relating to MacKay beginning on page C-24 is deleted in its entirety.